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                                                                   Exhibit 10.35

                               PURCHASE AGREEMENT

This agreement is made as Phase I of two phase agreement between Research Engineers Private Limited (Indian Registered Company and a wholly owned subsidiary of Research Engineers, Inc. - a publicly-traded U.S. Company) and Techna Consultancy Private Limited (a company registered under the Indian Companies Act, 1956).

a) Research Engineers Private Limited (hereinafter referred to as REPL) will purchase all the assets of Techna Consultancy Priviate Limited (hereinafter referred to as TCPL) mainly owned by Dr. Alo Ghosh (hereinafter referred to as AG).
b) Assets to include facilities in Calcutta, Delhi and Ranchi.
c) Assets also include Apple Multimedia systems in Ranchi, 30 new P-II (266MHz) computers in Calcutta, Telco Bus in Calcutta, Furniture and Computers in Delhi.
d) Total Purchase price agreed at Rs 44,00,000/- will be paid in Indian Rupees for the fixed assets in India.
e) Both REPL and TCPL will make best effort to complete the Phase II by 15th September 1998.
f) This Agreement will act as the binding on both REPL and TCPL for a period upto 31st December 1998.

IN WITNESS WHEREOF, the parties have executed this agreement:


Research Engineers Private Limited            Techna Consultancy Private Limited


/S/ AMRIT K. DAS                              /S/ DR. ALO GHOSH
----------------                              -----------------
Signature                                     Signature



Name:  Amrit K. Das                           Name:   Alo Ghosh



Title: Managing Director                      Title:  Director


Date:  August 13, 1998                        Date:   August 13, 1998

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